EXHIBIT 99.1


                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of this Statement on Schedule 13G (including any amendments thereto) and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned have executed this Joint Filing Agreement this 28th day of January, 2008.




                                     QUAKER CAPITAL MANAGEMENT CORPORATION

                                     /s/ Mark G. Schoeppner
                                     ------------------------------------------
                                     Name: Mark G. Schoeppner, President


                                     QUAKER CAPITAL PARTNERS I, L.P.

                                     By:  Quaker Premier, L.P., its general
                                          partner

                                          By:  Quaker Capital Management
                                               Corporation, its general partner


                                          By:   /s/ Mark G. Schoeppner
                                                --------------------------------
                                                Mark G. Schoeppner
                                                President

                                     QUAKER PREMIER, L.P.

                                     By:  Quaker Capital Management
                                          Corporation, its general partner


                                          By:  /s/ Mark G. Schoeppner
                                               ---------------------------------
                                               Mark G. Schoeppner
                                               President

                                     QUAKER CAPITAL PARTNERS II, L.P.

                                     By:  Quaker Premier II, L.P., its general
                                          partner

                                          By:  Quaker Capital Management
                                               Corporation, its general partner


                                          By:  /s/ Mark G. Schoeppner
                                               ---------------------------------
                                               Mark G. Schoeppner
                                               President

                                     QUAKER PREMIER II, L.P.

                                     By:  Quaker Capital Management
                                          Corporation, its general partner


                                          By:  /s/ Mark G. Schoeppner
                                               ---------------------------------
                                               Mark G. Schoeppner
                                               President


                                     /s/ Mark G. Schoeppner
                                     -------------------------------------------
                                     Mark G. Schoeppner




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